Soluna Secures $5 Million in Non-Dilutive Debt Financing from Galaxy Digital

SOLUNA

John Tunison
CFO

March 18, 2025

Preamble

The following content is completely qualified by the legal disclosures on the slide following this one.

Our goal is to share with you some of our strategic thinking and financial analysis we are using to guide the growth of our business.

The content is in line with our principles of being accountable and transparent with shareholders.

We operate in a hyper dynamic economic environment. That's a fancy way of saying things change quickly. What we are telling you here is based on our estimates and assumptions which are our best guess. We reserve the right to revise our point of view based on new information and changes in the business environment.

Despite an uncertain, dynamic environment, we must plan and make operating and investment decisions. This presentation lays some of that out for your review.

Legal Disclosure & Disclaimer

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act that reflect our current views with respect to, among other things, our operations, business strategy, interpretation of prior development activities, plans to develop and commercialize our products and services, potential market opportunity, financial performance and needs for additional financing. We have used words like "anticipate," "believe," "could," "estimate," "expect," "future," "intend," "may," "plan," "potential," "project," "will," and similar terms and phrases to identify forward-looking statements in this presentation.

The forward-looking statements contained in this presentation are based on management's current expectations and are subject to substantial risks, uncertainty and changes in circumstances. Actual results may differ materially from those expressed by these expectations due to risks and uncertainties, including, among others, those related to our ability to obtain additional capital on favorable terms to us, or at all, the success, timing and cost of ongoing or future operations, the lengthy and unpredictable nature of the project development, and technology process and businesses in which we currently engage or may engage.

These risks and uncertainties include, but may not be limited to, those described in our filings with the SEC. Forward-looking statements speak only as of the date of this presentation, and we undertake no obligation to review or update any forward-looking statement except as may be required by applicable law.

The material in this presentation has been prepared by Soluna and is general background information about Soluna's activities, current as at the date of this presentation and is provided for information purposes only. It should be read in conjunction with Soluna's periodic and continuous disclosure announcements filed with the Securities and Exchange Commission. This presentation provides information in summary form only and is not intended to be complete. Soluna makes no representation or warranty, express or implied, as to the accuracy, completeness, fairness or reliability of any of the information, illustrations, examples, opinions, forecasts, reports, estimates and conclusions contained in this presentation. It is not intended to be relied upon as advice or a recommendation to investors or potential investors and does not take into account the investment objectives, financial situation, taxation situation or needs of any particular investor. Due care and consideration should be undertaken when considering and analyzing Soluna's future performance and business prospects. THIS PRESENTATION IS NOT INTENDED TO SERVE AS A FORECAST OF ANY SUCH FUTURE PERFORMANCE OR PROSPECTS. An investor must not act on any matter contained in this document but must make its own assessment of Soluna and conduct its own investigations and analysis. Investors should assess their own individual financial circumstances and consider talking to a financial adviser, professional adviser or consultant before making any investment decision. This document does not constitute an offer, invitation, solicitation or recommendation with respect to the purchase or sale of any security in Soluna nor does it constitute financial product advice. This document is not a prospectus, product disclosure statement or other offer document under United States federal or state securities law or under any other law. This document has not been filed, registered or approved by regulatory authorities in any jurisdiction.

This presentation contains statistical and market data that we obtained from industry publications, reports generated by third parties, and third-party studies. Although we believe that the publications, reports, and studies are reliable as of the date of this presentation, we have not independently verified such statistical or market data.

Any projection, forecast, estimate or other "forward-looking" statement in this presentation only illustrates hypothetical performance under specified assumptions of events or conditions that have been clearly delineated herein. Such projections, forecasts, estimates or other "forward-looking" statements are not reliable indicators of future performance. Hypothetical or illustrative performance information contained in these materials may not be relied upon as a promise, prediction or projection of future performance and are subject to significant assumptions and limitations. In addition, not all relevant events or conditions may have been considered in developing such assumptions. READERS OF THIS DOCUMENT SHOULD UNDERSTAND THE ASSUMPTIONS AND EVALUATE WHETHER THEY ARE APPROPRIATE FOR THEIR PURPOSES. SOME EVENTS OR CONDITIONS MAY NOT HAVE BEEN CONSIDERED IN SUCH ASSUMPTIONS. ACTUAL EVENTS OR CONDITIONS WILL VARY AND MAY DIFFER MATERIALLY FROM SUCH ASSUMPTIONS. READERS SHOULD UNDERSTAND SUCH ASSUMPTIONS AND EVALUATE WHETHER THEY ARE APPROPRIATE FOR THEIR PURPOSES. This presentation may include figures related to past performance or simulated past performance as well as forecasted or simulated future performance. Soluna disclaims any obligation to update their views of such risks and uncertainties or to publicly announce the results of any revision to the forward-looking statements made herein.

Use of Projections and Illustrations - this presentation contains certain financial forecasts and illustrations. Neither Soluna's nor Soluna's independent auditors have studied, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation. The material in this presentation is for illustrative purposes only and should not be relied upon as being necessarily indicative of future results.

In addition to figures prepared in accordance with GAAP, Soluna from time to time presents alternative non-GAAP performance measures, e.g., EBITDA, adjusted EBITDA, adjusted net profit/loss, adjusted earnings per share, free cash flow, both on a company basis and on a project-level basis. Project level measures may not take into account a full allocation of corporate expenses. These measures should be considered in addition to, but not as a substitute for the information prepared in accordance with GAAP. Alternative performance measures are not subject to GAAP or any other generally accepted accounting principle. Other companies may define these terms in different ways. See our annual report on Form 10-K for the year ended December 31, 2023 for an explanation of how management uses these measures in evaluating its operations.

Overview

Soluna secures a $5 million loan from Galaxy Digital to fund project expansion without shareholder dilution.

Highlights of the Non-Dilutive Debt Financing

- $5 million term loan
- Five-year amortizing term
- Non-dilutive debt financing with no equity features
- Security is limited to the assets at the project level, with a limited recourse parent company guarantee
- Supports Soluna's continued project development and expansion

Strategic Significance

- **Non-Dilutive Financing:** No equity features, preserving shareholder value
- **Strength of Soluna's Projects:** Standalone cash flow basis supports funding
- **Institutional Validation:** Highlights confidence in Soluna's business model
- **Scalable Growth:** Enables expansion of sustainable AI & Bitcoin mining

Why Galaxy?

Galaxy Digital is a trusted partner with deep expertise in digital assets and a commitment to financing high-growth companies in blockchain and computing.

- **Strategic Capital:** Focused on high-growth, high-impact businesses
- **Alignment:** Shared vision for digital infrastructure & renewable energy synergy
- **Track Record:** Experience in funding and scaling disruptive technologies

How This Financing Supports Soluna

- **Accelerates Execution:** Deploy capital for new and existing projects
- **Strengthens Market Position:** Increases credibility with investors & partners
- **Reinforces Financial Discipline:** Structured funding supports sustainable growth
- **Enhances AI & Bitcoin Mining Operations:** Expands capacity & efficiency
- **Strategic Redeployment of Capital:** Borrowing against valuable projects enables Soluna to accelerate the realization of cash flows, reinvesting into new strategic opportunities and enhancing overall financial flexibility

Renewable Energy has a wasted energy problem.

To reach its full potential AI needs a sustainable energy source.

RENEWABLE COMPUTING

Connect With Us

X / Twitter
@SolunaHoldings

LinkedIn
Soluna Holdings

Newsletter
bit.ly/solunasubscribe